EXHIBIT 24
			     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

	WHEREAS, U S WEST Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1994; and

	WHEREAS, the undersigned is an officer or Director, or both of the Company and holds the office, or offices, in the Company as indicated below his name;

	NOW THEREFORE, each of the undersigned hereby constitutes and appoints A. GARY AMES, DAVID R. LAUBE, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1995.


/s/ JAMES T. HELWIG
----------------------------------------------
James T. Helwig
Vice President and Chief Financial Officer and
Director

			     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

	WHEREAS, U S WEST Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1994; and

	WHEREAS, the undersigned is an officer or Director, or both of the Company and holds the office, or offices, in the Company as indicated below his name;

	NOW THEREFORE, each of the undersigned hereby constitutes and appoints A. GARY AMES, DAVID R. LAUBE, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1995.


/s/ JAMES M. OSTERHOFF
-------------------------------------
James M. Osterhoff
Director

			     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

	WHEREAS, U S WEST Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1994; and

	WHEREAS, the undersigned is an officer or Director, or both of the Company and holds the office, or offices, in the Company as indicated below his name;

	NOW THEREFORE, each of the undersigned hereby constitutes and appoints A. GARY AMES, DAVID R. LAUBE, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1995.



/s/ A. GARY AMES
-----------------------------------------
A. Gary Ames
President and Chief Executive Officer and
Director

			     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

	WHEREAS, U S WEST Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1994; and

	WHEREAS, the undersigned is an officer or Director, or both of the Company and holds the office, or offices, in the Company as indicated below his name;

	NOW THEREFORE, each of the undersigned hereby constitutes and appoints A. GARY AMES, DAVID R. LAUBE, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1995.


/s/ DAVID R. LAUBE
----------------------------------------
David R. Laube
Vice President, Controller and Treasurer